Exhibit 32.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Atrion Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2005                      /S/ EMILE A. BATTAT
                                            --------------------------
                                             Emile A. Battat
                                             Chief Executive Officer


The foregoing certification is made solely for purpose of 18 U.S.C. ss. 1350 and not for any other purpose.